UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BTC DIGITAL LTD.

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the definitive proxy statement furnished in connection with the solicitation of proxies by the Board of Directors of BTC Digital Ltd. (the “Company”), filed with the U.S. Securities and Exchange Commission (“SEC”) on July 11, 2024 (the “Proxy Statement”). The Proxy Statement was filed in connection with the Company’s 2024 Annual Meeting of Shareholders to be held on Wednesday, July 31, 2024, including any adjournment or postponement thereof (the “Annual Meeting”).

This Amendment revises Voting Item 2 of the 2024 Proxy Statement and change the date of the Annual Meeting to August 16, 2024. As described in the amendments below, Voting Item 2 will be revised to state that the Company is seeking shareholders’ approval to issue at least 600,000 shares of the Company’s ordinary shares for one or more non-public offerings instead of up to 600,000 shares.

This Amendment should be read in conjunction with the Proxy Statement. Except as described in this Amendment, this Amendment does not modify, amend, supplement or otherwise affect the Proxy Statement.

Amendment to Proxy Statement

The following disclosure amends and restates the paragraph under the heading “Notice of BTC Digital Ltd.’s 2024 Annual Shareholders Meeting” on the cover page of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

“Important Notice Regarding the Availability of Proxy Materials for

The Annual Shareholders Meeting to be held on ~~July 31~~August 16, 2024

The Proxy Statement and Annual Report to Shareholders are available at www.cstproxy.com/btct/2024

The 2024 Annual Shareholders Meeting of BTC Digital Ltd. (“Company”) will be held at 1306, 13th Floor, Xuesong Dasha Building B, No. 52 Tairan 6th Road, Futian District, Shenzhen, Guangdong Province, People’s Republic of China on ~~July 31~~August 16, 2024, at 9:30 a.m. Eastern Time.”

The following disclosure amends and restates the selected paragraphs under the heading “Items of Business” on the cover page of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

“Items of Business

As a Shareholder, you will be asked to:

1.	Ratify the selection of Audit Alliance LLP as our independent registered public accounting firm for 2024;

2.	Approve the issuance of ~~up to~~ at least 600,000 shares of the Company’s ordinary shares for one or more non-public offerings; and

3.	Transact any other business as may properly come before the meeting.”

The following disclosure amends and restates the selected paragraphs under the heading “2024 Annual Shareholders Meeting Admission” on the cover page of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

Due to space limitations, attendance is limited to Shareholders and persons holding valid legal proxies from those Shareholders. Admission to the meeting is on a first-come, first-served basis. Registration will begin at 8:30 a.m. Eastern Time. Valid government-issued identification must be presented to attend the meeting. If you hold the Company’s ordinary shares through a broker, bank, trust or other nominee, you must bring a copy of a statement reflecting your stock ownership as of the Record Date, and if you wish to vote in person, you must also bring a legal proxy from your broker, bank, trust or other nominee. Cameras, recording devices, and other electronic devices are not permitted.

We look forward to seeing you at the meeting.

On behalf of the Board,

Xu Peng

Chairman of the Board

July ~~11~~25, 2024

The following disclosure amends and restates the selected paragraphs under the heading “TABLE OF CONTENTS” on page (i) of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

i

The following disclosure amends and restates the selected paragraphs under the heading “Proxy Summary” on page 1 of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

Meeting Information

Date:	~~July 31~~August 16, 2024

Time:	9:30 a.m. Eastern Time

Location:	1306, 13th Floor, Xuesong Dasha Building B No. 52 Tairan 6th Road, Futian District, Shenzhen Guangdong Province, People’s Republic of China

Record Date:	July 1, 2024

How to Vote

Your vote is important. You may vote your shares in advance of the meeting via the Internet, by telephone, by mail, or in person at the 2024 Annual Shareholders Meeting. Please refer to the section “How do the shareholders vote?” on page 2 for detailed voting instructions. If you vote via the Internet, by telephone, or plan to vote in person at the 2024 Annual Shareholders Meeting, you do not need to mail in a proxy card.

INTERNET	PHONE	MAIL	IN PERSON
Visit www.cstproxy.com/btct/2024 You will need the control number printed on your notice, proxy card, or voting instruction form.	If you received a paper copy of the proxy materials, dial toll-free at 1 (866) 894-0536. You will need the control number printed on your proxy card or voting instruction form.	If you received a paper copy of the proxy materials, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.	Follow the instructions under “How can I attend the meeting?” on page 2 and request a ballot when you arrive at the meeting.

On July ~~11~~26, 2024, we ~~began~~ start sending our shareholders proxy materials.”

The following disclosure amends and restates the selected paragraphs under the heading “Voting Item 2: Approval of the Issuance of Up to 600,000 Shares of the Company’s Ordinary Shares for One or More Non-Public Offerings” on page 1 of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

“Voting Item 2: Approval of the Issuance of ~~Up to~~ At Least 600,000 Shares of the Company’s Ordinary Shares for One or More Non-Public Offerings

Item 2

You are being asked to approve the issuance of ~~up to~~ at least 600,000 shares of the Company’s ordinary shares for one or more non-public offerings. For additional information regarding the issuance of new shares, see “Approval of the Issuance of ~~Up to~~ At Least 600,000 Shares of the Company’s Ordinary Shares for One or More Non-Public Offerings” beginning on page 5 of this proxy statement.

&check;  Our Board unanimously recommends that you vote “FOR” the approval of the issuance of ~~up to~~ at least 600,000 shares of the Company’s ordinary shares for one or more non-public offerings.

”

The following disclosure amends and restates the selected paragraphs under the heading “Questions and Answers” on page 2 of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

“Q: Why am I receiving this proxy statement?

A: The Company is holding its Annual Shareholders Meeting to ratify the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm, to approve the issuance of ~~up to~~ at least 600,000 shares of the Company’s ordinary shares for one or more non-public offerings, and to transact any business that may properly come before the meeting.

We have included in this proxy statement important information about the Extraordinary Shareholders Meeting. You should read this information carefully and in its entirety. The enclosed voting materials allow you to vote your shares without attending the Extraordinary Shareholders Meeting. Your vote is very important, and we encourage you to submit your proxy as soon as possible.

Q: What proposals are the shareholders being asked to consider?

A: The shareholders are being asked to:

1.	ratify the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm;

2.	approve the issuance of ~~up to~~ at least 600,000 share of the Company’s ordinary shares for one or more non-public offerings; and

3.	transact any other business as may properly come before the meeting.

Q: When and where will the Annual Shareholders Meeting be held?

A: The Annual Shareholders Meeting will be held on ~~July 31~~August 16, 2024 at 9:30 a.m. ET in an in-person format. In-person participants will be able to attend the Annual Shareholders Meeting at 1306, 13th Floor, Xuesong Dasha Building B, No. 52 Tairan 6th Road, Futian District, Shenzhen, Guangdong Province, People’s Republic of China.”

The following disclosure amends and restates the selected paragraphs under the heading “Approval of the Issuance of Up to 600,000 Shares of the Company’s Ordinary Shares for One or More Non-Public Offerings (Item 2 on Proxy Card)” on pages 5 & 6 of the Proxy Statement as follows (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

“Approval of the Issuance of ~~Up to~~ At Least 600,000 Shares of the Company’s Ordinary
Shares for One or More Non-Public Offerings (Item 2 on Proxy Card)

The Company’s ordinary share is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our ordinary share in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of ordinary shares (and/or securities convertible into or exercisable for ordinary shares) equal to 20% or more of the ordinary shares outstanding before the issuance. Shares of our ordinary shares issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in non-public offerings, including exercise or conversion of any warrants, options, debt instruments, preferred stock or other equity securities issued in exchange for such securities or in connection with an amendment (including amendment of any outstanding non-convertible debt to add conversion features or exchange of such non-convertible debt for convertible securities) that would permit exercisability or conversion below market, will also be considered shares issued in such a transaction in determining whether the 20% limit has been reached and for which stockholder approval is sought under this proposal. We may effectuate the approved offerings or transactions for one or more transactions, subject to the limitations herein.

We may seek to raise additional capital to implement our business strategy, to recapitalize our balance sheet and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings or recapitalizations. Because we may take actions and seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop.

We hereby submit this proposal to our shareholders for their approval of the potential issuance of ~~up to~~ at least 600,000 shares of our ordinary shares, or securities convertible into our ordinary shares, for one or more non-public capital-raising or other transactions, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will ~~not exceed~~ be at least 600,000 shares of our ordinary share, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into ordinary share);

●	The total aggregate consideration will not exceed $6,000,000.00;

●	Such offerings will occur, if at all, on or before December 31, 2025, unless a shorter time is required by Nasdaq; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our ordinary share, or other securities convertible into shares of our ordinary share, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our ordinary share. The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the ordinary share. Because of the historic volatility of the trading of our ordinary share and unpredictable market factors we are unable to predict with any accuracy the actual discount at which we will be able to offer our ordinary share or recapitalize our balance sheet.

The issuance of ~~up to~~ at least 600,000 shares of our ordinary shares for one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, election of members to the Board of Directors or an extraordinary corporate transaction opposed by the Company.

It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our ordinary share. This would concentrate voting power in the hands of one or a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine the actual net proceeds of the offerings or results of recapitalizations until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $6,000,000.00 and the maximum shares of our ordinary shares to be issued will be ~~no more than~~ at least 600,000 ordinary shares. Any net proceeds will be used for general corporate purposes, which may include debt repayment. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings or recapitalize.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities for one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

The Board unanimously recommends that you vote “FOR” the approval of issuance of ~~up to~~ at least 600,000 shares of BTC Digital Ltd.’s ordinary shares for one or more non-public offerings.”

The following disclosure amends and restates Proxy Card (changes marked, with new text bold and underlined and deleted text bold and strikethrough):

2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone - QUICK ★★★ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

BTC DIGITAL LTD.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on ~~July 30~~ August 15, 2024.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD

Please mark your votes like this **X**

A. VOTING ITEMS

THE BOARD OF DIRECTORS RECOMMEND VOTING FOR ITEMS 1 AND 2.

	FOR	AGAINST	ABSTAIN
1. Proposal to ratify the selection of Audit Alliance LLP as Independent Registered Public Accounting Firm for year 2024.	☐	☐	☐
2. Proposal to issue ~~up to~~ at least 600,000 ordinary shares for one or more non-public offerings.	☐	☐	☐

B. AUTHORIZED SIGNATURES —

THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. DATE AND SIGN BELOW.

Please sign exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

If voting by mail, you must complete Sections A & B and mail in the provided envelope.

CONTROL NUMBER

2024

BTC DIGITAL LTD.
1306, 13th Floor, Building B
Xuesong Dasha, No. 52 Tairan 6th Road
Futian District, Shenzhen
Guangdong Province
People's Republic of China

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the Proxy Statement and to Attend the Annual Shareholders Meeting, please go to: https://www.cstproxy.com/btct/2024

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD

BTC DIGITAL LTD.

ANNUAL SHAREHOLDERS MEETING ~~JULY 31~~ August 16, 2024 9:30 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Siguang Peng and Xu Peng, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of ordinary shares of BTC Digital Ltd. held of record by the undersigned at the close of business on July 1, 2024 at the Annual Meeting of Shareholders of BTC Digital Ltd. to be held on **~~July 31~~August 16**, 2024, 9:30 a.m. Eastern Time, at 1306, 13th Floor, Xuesong Dasha Building B, No. 52 Tairan 6th Road, Futian District, Shenzhen, Guangdong Province, People's Republic of China, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEMS (1) AND (2) AND, IN THE PROXIES' DISCRETION, ON ANY OTHER MATTERS COMING BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be marked, dated and signed on reverse side)

If you have already returned your proxy card or voting instruction form, you do not need to take any action unless you wish to change your vote. If you have already voted and would like to change or revoke your vote on any proposal, please refer to the disclosure in the Proxy Statement under “Questions and Answers— May I change my vote after I have delivered my proxy or voting instruction card?” on page 3 of the Proxy Statement for instructions on how to do so.

This Amendment is filed with the SEC and made available to shareholders on July 25, 2024.